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                                                                   EXHIBIT 23.1






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement on Form S-3 No. 333-58491, Registration Statement on Form S-2 No. 333-64113 and Registration Statement on Form S-3 No. 333-82707 of our report dated September 20, 2002 appearing in this Form 8-K.


/s/ Deloitte & Touche LLP

September 20, 2002
Minneapolis, Minnesota